UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

ENVOY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40133	86-1369123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4875 White Bear Parkway White Bear Lake, MN	55110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 900-3277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	COCH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	COCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01: Entry Into a Material Definitive Agreement

Envoy Medical, Inc. (the “Company”) has issued a promissory note, effective as of March 6, 2025 (the “Note”), with a principal amount of up to $10,000,000 to GAT Funding, LLC (“GAT”), an entity controlled by Glen Taylor, who is a member of the Company’s board of directors and the controlling stockholder of the Company. Upon meeting certain conditions, the Company may draw funds in $2,500,000 tranches under the Note up to $10,000,000 until the second anniversary of the Note. The Note has a five-year term and matures on March 6, 2030. The principal amount drawn bears interest at a rate of 8.0% per annum and is paid quarterly in arrears after the second anniversary of the Note. Interest will accrue and not be paid for the first two years of the term and will compound and be added to the principal balance of the Note on the first and second anniversary of the Note. The Company may prepay the accrued interest and principal of the Note without penalty with 10 days’ notice. At closing the Company requested and GAT agreed to fund an initial $5,000,000 in principal under the Note.

As a commitment fee, the Company will issue GAT warrants to purchase 375,000 shares of its Class A Common Stock for each $2,500,000 of principal funded under the Note. The warrants will have an exercise price equal to the closing price on the date of funding of the applicable tranche and three year exercise period. At closing of the initial funding on March 11, 2025, the Company issued GAT warrants to purchase 750,000 shares of Class A Common Stock at an exercise price of $1.35 per share (the “Warrants”), the closing price on the closing date.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Note is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Warrants is incorporated by reference into this Item 3.02. The issuance of shares of the Company’s Class A Common Stock underlying the Warrants will be made in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVOY MEDICAL, INC.

March 12, 2025	By:	/s/ David R. Wells
David R. Wells
Chief Financial Officer

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